UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(855) 862-0436
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 27, 2015, 1347 Property Insurance Holdings, Inc. (the “Company”) announced its earnings results for the fourth quarter and year ended December 31, 2014. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Fourth Quarter and Year End 2014 Earnings Release dated March 27, 2015.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ Douglas N. Raucy
Douglas N. Raucy
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Fourth Quarter and Year End 2014 Earnings Release dated March 27, 2015.